SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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NORTHEAST COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of NorthEast Community Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, 66 Hale Avenue, White Plains, New York on Tuesday, May 21, 2013 at 10:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers and directors of the Company, as well as a representative of ParenteBeard LLC, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Kenneth A. Martinek

Kenneth A. Martinek
Chairman and Chief Executive Officer

Important Notice Regarding Attending the Meeting

and Voting Shares Held in Street Name

If your shares are registered directly in your name at our transfer agent, Registrar and Transfer Company, you will need photo identification to be admitted to the annual meeting.

If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the annual meeting. Examples of proof of ownership include a recent brokerage statement or letter from a bank or broker. If you want to vote your shares of NorthEast Community Bancorp common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

325 Hamilton Avenue

White Plains, New York 10601

(914) 684-2500

____________________

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

____________________

TIME AND DATE	10:00 a.m. on Tuesday, May 21, 2013

PLACE	Crowne Plaza Hotel
66 Hale Avenue
White Plains, New York

ITEMS OF BUSINESS	(1) To elect four directors to serve for a term of three years;

(2) To ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for fiscal year 2013;

(3) To vote on a non-binding resolution to approve the compensation of the named executive officers;

(4) To vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(5) To transact other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 28, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

/s/ Anne Stevenson-DeBlasi

Anne Stevenson-DeBlasi
Corporate Secretary
April 17, 2013

IMPORTANT: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

NORTHEAST COMMUNITY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of NorthEast Community Bancorp, Inc. for the 2013 annual meeting of stockholders and for any adjournment or postponement of the meeting. NorthEast Community Bancorp is the holding company for NorthEast Community Bank.

We are holding the 2013 annual meeting at the Crowne Plaza Hotel, 66 Hale Avenue, White Plains, New York on Tuesday, May 21, 2013 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 17, 2013.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of NorthEast Community Bancorp common stock that you owned as of the close of business on March 28, 2013. As of the close of business on March 28, 2013, a total of 12,644,752 shares of NorthEast Community Bancorp common stock were outstanding, including 7,273,750 shares of common stock held by NorthEast Community Bancorp, MHC. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of NorthEast Community Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name;” or

•	Indirectly through the NorthEast Community Bank Employee Stock Ownership Plan (“ESOP”).

If your shares are registered directly in your name at our transfer agent, Registrar and Transfer Company, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting. If you plan to attend the annual meeting you must bring photo identification to be admitted to the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the annual meeting. Examples of proof of ownership include a recent brokerage statement or letter from a bank or broker. If you want to vote your shares of NorthEast Community Bancorp common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares. If you hold shares through the ESOP or the NorthEast Community Bank 401(k) Plan (the “401(k) Plan”) you will receive a voting instruction card for each plan in which you participate that reflects all shares that you may direct the trustee to vote on your behalf under such plan.

For information on your voting rights as a participant under the ESOP or the 401(k) Plan, see “—Participants in the Bank’s ESOP or 401(k) Plan.”

Quorum and Votes Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, stockholders will elect four directors to each serve a term of three years. In voting on the election of directors, you may vote in favor of all the nominees for director, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the four nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve this matter, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

In the advisory vote on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s shareholders.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement), the non-binding resolution to approve the compensation of the named executive officers (Item 3 of this Proxy Statement) and the proposal with respect to the frequency of the stockholder vote to approve the compensation of the named executive officers (Item 4 of this Proxy Statement). Current regulation restricts the ability of your bank or broker to vote your uninstructed shares on these matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on these matters, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

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How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm and on the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will have the same effect as a vote against the proposal. In counting votes on the proposal with respect to the frequency of the stockholder vote to approve the compensation of the named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Because NorthEast Community Bancorp, MHC owns in excess of 50% of the outstanding shares of NorthEast Community Bancorp, Inc. common stock, the votes it casts will ensure the presence of a quorum and control the outcome of the vote on all proposals.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named on the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm;

•	“FOR” the approval of the compensation of the named executive officers; and

•	To hold the advisory vote to approve the compensation of the Company’s named executive officers every three years.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date, provided you have not revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

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You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not itself constitute revocation of your proxy.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the NorthEast Community Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Company common stock through the NorthEast Community Bank 401(k) Plan (the “401(k) Plan”), you will receive a voting instruction card for each plan in which you participate that reflects all shares that you may direct the trustee to vote on your behalf under such plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the NorthEast Community Bancorp, Inc. Stock Fund credited to his or her account. If the 401(k) Plan trustee does not receive timely voting instructions for the shares of Company common stock held in the 401(k) Plan, the shares will not be voted. The deadline for returning your voting instructions to each plan’s trustee is May 14, 2013.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of ten members, all of whom are independent under the listing requirements of The NASDAQ Stock Market, except for Kenneth A. Martinek, President and Chief Executive Officer of the Company and the Bank, Salvatore Randazzo, Executive Vice President and Chief Financial Officer of the Company and the Bank and Charles A. Martinek, Vice President and Internal Loan Review Officer of the Bank and brother of Kenneth A. Martinek. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including: (i) consultant services provided to the Bank by director Kenneth H. Thomas; and (ii) legal services provided to the Bank by a law firm in which director Diane B. Cavanaugh’s husband is a partner.

Board Leadership Structure

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board of the Company is currently comprised of ten directors, seven of whom are independent directors under the listing standards of The NASDAQ Global Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

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The Chairman of the Board and Chief Executive Officer positions are held by the same person, due in part to the fact that the Chief Executive Officer is the Director most familiar with the Company’s business and industry and is best situated to lead discussions on important matters affecting the business of the Company. Combining the Chief Executive Officer and Chairman positions creates a firm link between the Company’s management and the Board and promotes the development and implementation of sound corporate strategy. The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Board of Directors does not currently have a lead director position. As a result of the current structure of the Board, the independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through the Audit, Compensation and Nominating/Corporate Governance Committees and, when necessary, special meetings of independent directors.

The Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies the members of our Audit, Compensation, and Nominating/Corporate Governance Committees as of December 31, 2012. All members of each committee are independent in accordance with the listing requirements of The NASDAQ Global Market. Each of the committees operates under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of the Company’s website, www.necommunitybank.com.

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Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Diane B. Cavanaugh		X*	X
Arthur M. Levine	X*	X
Eugene M. Magier			X
John F. McKenzie	X
Harry (Jeff) A.S. Read		X
Linda M. Swan	X
Kenneth H. Thomas			X*
Number of Meetings in 2012	5	1	2

* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that Arthur M. Levine is an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. Our Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other executives. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee

The Company’s Nominating/Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines. The Nominating/Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders. Further, when identifying nominees to serve as director, the Nominating/Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are set forth below.

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Minimum Qualifications For Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a minimum stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

Candidates deemed eligible for election to the Board of Directors are evaluated by the Nominating/Corporate Governance Committee using the following criteria for selecting nominees:

•	financial, regulatory and business experience and skills;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;

•	ability to devote sufficient time and energy to diligently perform duties; and

•	independence.

The Nominating/Corporate Governance Committee will also consider any other factors the Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s integrity; Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria described above. If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

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Consideration of Recommendations by Stockholders. It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Director Compensation

The following table provides the compensation received by individuals, other than our named executive officers listed in the “Summary Compensation Table,” who served as directors of the Company during the 2012 fiscal year.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation		Total
Diane B. Cavanaugh	$45,250	$—		$45,250
Arthur M. Levine	50,750	—		50,750
Eugene M. Magier (2)	13,500	1,664	(4)	15,164
Charles A. Martinek	—	—		—	(3)
John F. McKenzie	45,250	—		45,250
Linda M. Swan	46,250	—		46,250
Harry (Jeff) A.S. Read	43,750	—		43,750
Kenneth H. Thomas	39,250	90,000	(5)	129,250

(1)	Includes fees earned for service with the Company and the Bank.
(2)	Mr. Magier was appointed to the Board of Directors on September 30, 2012.
(3)	As an employee of the Bank, Mr. Charles Martinek did not receive any fees for his service as a director of the Company or the Bank. Mr. Martinek is not a named executive officer listed in the Summary Compensation Table.
(4)	Amount listed represents payment for legal work performed for the Bank.
(5)	Amount listed represents payment for consulting work performed for the Bank on matters relating to bank branching and the Community Reinvestment Act. Dr. Thomas has been a consultant to the Bank since 1978.

Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of the Bank receives a $3,000 quarterly retainer plus $1,000 per meeting attended. Non-employee directors also receive a $750 quarterly retainer plus $750 per meeting attended for their service on the Board of Directors of the Company, $500 per meeting attended for service on the Audit, Compensation, and Nominating/Corporate Governance Committees of the Board of the Company, and $1,000 per meeting attended for service on the Strategic Planning Committee. In addition, the Chairperson of the Audit Committee receives a $2,500 quarterly retainer and the Chairpersons of the Compensation and Nominating/Corporate Governance Committee each receive a $1,250 quarterly retainer. Directors do not receive any fees for their service on the Board of Directors of NorthEast Community Bancorp, MHC.

Directors’ Deferred Compensation Plan. The Bank maintains the NorthEast Community Bank Directors’ Deferred Compensation Plan to provide director participants with a vehicle to defer fees until termination of service or a change in control. Director participants may elect on or before December 31st of each year to defer all or part of their fees earned during the following year. All deferrals are credited with interest on an annual basis at the prevailing rate payable by the Bank on its 60-month certificate of deposit. Directors are fully vested at all times in their deferrals. Directors must determine when their account balances will be distributed at the time a deferral election is made and all plan distributions will be made in cash. Plan account balances are also payable upon disability, termination of service, death, following a change in control or upon the occurrence of an unforeseeable emergency. Currently, there are no participants in the Director Deferred Compensation Plan.

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Outside Director Retirement Plan. The Bank maintains the NorthEast Community Bank Outside Director Retirement Plan to provide non-employee directors with long standing service with a supplemental retirement benefit. All current non-employee directors are participants in the plan. Participating directors are entitled to receive a retirement benefit calculated based on years of service and director fees paid during the 12 completed calendar months preceding a director’s termination of service multiplied by a vesting percentage. Participating directors with less than 10 years of service will receive no benefit under the plan. Participating directors with 10 years but less than 15 years of service will receive a benefit based on 50% of the total directors fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 15 years but less than 20 years will receive 75% of the total directors fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 20 or more years of service will receive a benefit calculated using 100% of the director fees paid during the 12 months preceding the directors termination. Participating directors vest in their retirement benefit at a rate of 20% per year for years of service after January 1, 2006. The annual director retirement benefit is generally paid monthly over a 120-month period following the month in which a director terminates his service on the Board of Directors. In the event a participating director dies while in pay status, the director’s beneficiary will receive his or her remaining installments beginning in the month immediately following the director’s death. In the event a participating director is terminated in connection with a change in control (as defined in the plan), the director will receive a lump sum payment equal to the actuarial equivalent of the director’s monthly benefit. In the event a participating director is removed from the Board of Directors for cause, the director will forfeit all rights and benefits under the plan.

Board and Committee Meetings

During 2012, the Board of Directors held 18 meetings. Each of our current directors attended at least 95% of the Board meetings and the committee meetings on which such director served during 2012.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages each director to attend annual meetings of stockholders. All of the directors then in office attended the 2012 Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the Investor Relations section of the Company’s website, www.necommunitybank.com.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm (“independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

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In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountants the independent accountants’ independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit. The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

NorthEast Community Bancorp, Inc.

Arthur M. Levine (Chairperson)

John F. McKenzie

Linda M. Swan

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STOCK OWNERSHIP

The following table provides information as of March 28, 2013, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

NorthEast Community Bancorp, MHC(2) 325 Hamilton Avenue White Plains, New York 10601	7,273,750		57.52%

Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	1,252,000	(3)	9.90%

Manulife Financial Corporation Manulife Asset Management LLC 200 Bloor Street East Toronto, Ontario, Canada, M4W1E5	634,262	(4)	5.02%

(1)	Based on 12,644,752 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2013.
(2)	The members of the Board of Directors of NorthEast Community Bancorp and NorthEast Community Bank also constitute the Board of Directors of NorthEast Community Bancorp, MHC.
(3)	Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission on March 26, 2013, which indicates that Stilwell Value Partners IV, L.P. Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell have shared voting and dispositive power over 1,252,000 shares.
(4)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012 which indicates that Manulife Financial Corporation has no sole or shared voting or dispositive power over any Company common stock and Manulife Financial Corporation’s indirect wholly-owned subsidiary, Manulife Asset Management (US) LLC, has sole voting and dispositive power over 634,262 shares. The address of Manulife Asset Management (US) LLC is 101 Huntington Avenue, Boston, Massachusetts 02199.

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The following table provides information as of March 28, 2013 about the shares of Company common stock that may be considered to be beneficially owned by each director, nominee for director, executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the shares shown. All directors and executive officers as a group do not own over 1% of the Company’s outstanding shares based on 12,644,752 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2013.

Name	Number of Shares Owned (1)(2)

Diane B. Cavanaugh	500
Jose M. Collazo	12,418
Arthur M. Levine	2,076	(3)
Eugene M. Magier	5,000	(4)
Charles A. Martinek	9,287
Kenneth A. Martinek	56,801
John F. McKenzie	5,000
Salvatore Randazzo	7,107
Harry (Jeff) A.S. Read	6,031
Linda M. Swan	730
Kenneth H. Thomas	10,000	(5)

All Executive Officers, Directors and Director Nominees, as a Group (11 persons)

(1)	Includes shares allocated to the account of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Charles Martinek – 3,767 shares, Mr. Kenneth Martinek – 11,070 shares (including 935 shares allocated to Mr. Martinek’s spouse), Mr. Salvatore Randazzo – 7,107 shares, and Mr. Collazo – 6,432 shares (including 2,158 shares allocated to Mr. Collazo’s spouse).
(2)	Includes shares held in trust in the 401(k) Plan as to which each individual has investment and voting power as follows: Mr. Charles Martinek – 3,965 shares, Mr. Kenneth Martinek – 45,731 shares, Mr. Collazo – 2,095 shares and Mr. Collazo’s spouse – 3,866. These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash. The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.
(3)	Includes 1,000 shares held by Mr. Levine’s spouse as trustee.
(4)	Includes 1,900 shares held by Mr. Magier’s spouse’s IRA.
(5)	Includes 370 shares held by Mr. Thomas’ spouse’s IRA.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Board of Directors of NorthEast Community Bancorp is presently composed of ten members. The Board is divided into three classes, each with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Arthur M. Levine, Eugene M. Maier, Kenneth A. Martinek and John F. McKenzie, all of whom are current directors of the Company and the Bank.

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Unless you indicate on your proxy card that your shares should not be voted for certain directors, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. The Board of Directors recommends a vote “FOR” the election of all nominees.

Information regarding the Board of Director’s nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2012 and the indicated period of service as a director includes service as a director of the Bank. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director and nominee should serve as a director.

Board Nominees for Terms Ending in 2016

Arthur M. Levine is a certified public accountant and Member of the accounting firm A.L. Wellen LLC. Age 78. Director since 1995.

Mr. Levine’s accounting and business experience for over 50 years provides the Board with valuable insight and expertise with regard to various financial and accounting matters affecting the Company.

Eugene M. Magier is an attorney and has been President of the Law Offices of Eugene M. Magier, P.C. since 1994. Mr. Magier is a licensed Real Estate Broker and has managed residential and commercial real estate. Prior to starting his own law firm, Mr. Magier served as Legal Counsel for CVS Corporation. Age 51. Director since 2012.

Mr. Magier’s experience and background as an attorney specializing in commercial real estate, acquisitions, workouts and contracts provides the Board with valuable knowledge and expertise directly related to the business issues facing the Company and the Bank.

Kenneth A. Martinek has served as Chairman of the Board and Chief Executive Officer of NorthEast Community Bancorp since its formation in 2006 and as President from 2006 until January 2013. He has served with NorthEast Community Bank since 1976 and has been the Chief Executive Officer of the Bank since 1991 and was the President from 1991 until January 2013. Mr. Martinek was first elected as a director of the Bank in 1983 and was appointed Chairman of the Board in 2002. Mr. Martinek’s brother, Charles A. Martinek, also serves on the Board of Directors. Age 60.

Since becoming President and Chief Executive Officer of the Bank in 1991, Mr. Martinek has successfully completed a mutual holding company reorganization and minority stock offering and navigated the issues facing a public company in the banking sector. Mr. Martinek’s knowledge of all aspects of the business and its history, combined with his success and strategic vision, position him well to continue to serve as our Chairman and Chief Executive Officer.

John F. McKenzie is a retired insurance executive. Prior to his retirement in early 2008, Mr. McKenzie was the owner of an insurance agency in Orange, Connecticut, providing multiline personal and commercial insurance products. Age 69. Director since November 2006.

Mr. McKenzie provides the Board with significant management, strategic and operational knowledge through his previous experience as owner of an insurance agency.

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Directors with Terms Ending in 2014

Salvatore Randazzo has served as Executive Vice President and Chief Financial Officer of NorthEast Community Bancorp since its formation in 2006, and Chief Operating Officer since December 2009. He has served as Executive Vice President and Chief Financial Officer of NorthEast Community Bank since 2002, and Chief Operating Officer since December 2009. Mr. Randazzo joined the Bank as senior accountant in 1997. Prior to joining NorthEast Community Bancorp, he served as an internal auditor with JP Morgan & Chase’s Private Banking division and as an accountant in the controllers department of JP Morgan & Chase. He began his tenure with JP Morgan & Chase upon his graduation from Baruch College. Mr. Randazzo holds a Bachelor of Business Administration degree in Accounting. Age 45. Director since 2003.

Since becoming Chief Financial Officer of the Bank in 2002 and Chief Operating Officer in December 2009, Mr. Randazzo has successfully assisted the Bank in its mutual holding company reorganization and minority stock offering and navigated the various financial and accounting issues facing public companies in the banking sector. Mr. Randazzo’s financial discipline, expertise and knowledge of all aspects of the business and its history, position him well to continue to serve as a Director and Chief Financial Officer.

Harry (Jeff) A.S. Read is a retired registered investment adviser who previously worked with Geneos Wealth Management, Inc. from January 2006 until January 2011. From January 2004 to December 2005, Mr. Read served as a registered investment adviser with Financial Network Investment Corp., an ING company. Before serving with Financial Network Investment Corp., Mr. Read worked as a registered investment adviser with Allmerica Financial of Worcester, MA, for over twenty years. Mr. Read has served several terms in the Massachusetts House of Representatives. Age 76. Director since 2005.

Mr. Read brings a wealth of varied experience to the Board as a former lobbyist keying on important issues affecting business, trustee of a non-profit corporation and as a registered investment adviser. Not only does Mr. Read provide the Board with substantial knowledge regarding the financial sector and investments, but he also provides valuable regulatory and political insight.

Linda M. Swan is a retired Director of the Corporate Activities Division of the Office of Thrift Supervision. Age 63. Director since 1991.

Ms. Swan is a critical member of a well rounded Board of Directors. As a former Vice President for the Office of Thrift Supervision, Ms. Swan provides knowledge and expertise directly related to the various regulatory matters affecting the Company and the Bank.

Directors with Terms Ending in 2015

Diane B. Cavanaugh is an attorney with Lyons McGovern, LLP. Age 56. Director since 1992.

As an attorney specializing in commercial litigation, Ms. Cavanaugh has the ability to provide the Board with the legal knowledge necessary to assess issues facing the Board effectively.

Charles A. Martinek has served as Vice President and Internal Loan Review and Community Reinvestment Officer of NorthEast Community Bank since May, 2007. Prior to that time, Mr. Martinek served as a commercial loan officer with the Bank since 2001, and as an assistant vice president since 2002. Before serving with the Bank, Mr. Martinek was a quality control analyst with C. Cowles & Co. Mr. Martinek is also the owner of Martinek Investment Properties, LLC. Mr. Martinek’s brother, Kenneth Martinek, also serves on the Board of Directors. Age 51. Director since 2002.

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Mr. Martinek’s commercial loan experience is crucial to the Board’s ability comprehend and adequately advise the Company on the specific business issues facing the Company.

Kenneth H. Thomas has been an independent bank analyst and consultant since 1969 and has been President of K.H. Thomas Associates, LLC since 1975. Dr. Thomas holds a Ph.D. in Finance from the Wharton School and has written extensively on the Community Reinvestment Act of 1977. He has been a consultant to the Bank since 1978. Age 65. Director since 2001.

As an independent bank analyst for over 40 years, Dr. Thomas offers the Board essential industry experience. In addition, Dr. Thomas is a critical advisor to the Bank for operational, branching and Community Reinvestment Act matters.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed ParenteBeard LLC to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by stockholders. A representative of ParenteBeard LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of ParenteBeard LLC is not approved by the stockholders at the annual meeting, the Audit Committee may consider other independent registered public accounting firms.

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2012 and December 31, 2011 by ParenteBeard LLC.

	2012	2011

Audit Fees(1)	$141,690	$145,025
Audit-Related Fees	—	—
Tax Fees(2)	25,600	29,500
All other fees(3)	45,362	20,000

(1)	Includes professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-Q, including out-of-pocket expenses.
(2)	Tax fees include the following: preparation of federal, state and city tax returns.
(3)	XBRL service fees.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing and setting the compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor to ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

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In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended December 31, 2012, all services provided by the independent auditor were approved, in advance, by the Audit Committee in compliance with these procedures.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm.

Item 3 — Advisory Vote on Executive Compensation

The Board of Directors of the Company is committed to excellence in governance. As part of that commitment, and as required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 4 — Advisory Vote on the Frequency of a Stockholder Vote to Approve Executive Compensation

As part of the Board of Director’s commitment to excellence in governance, and as required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the frequency of the stockholder votes on executive compensation.

This proposal gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one, two or three years. Stockholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Stockholders may also abstain from voting on the frequency of stockholder votes on executive compensation.

For the reasons described below, the Board of Directors recommends that our stockholders select a frequency of every three years.

•	Company performance should be evaluated by stockholders using a long-term approach. Our compensation program emphasizes long-term goals and our Compensation Committee, in considering executive performance, also gives great weight to long-term results, including growth and business trends.

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•	The Board believes that a three-year schedule permits stockholders sufficient time to review and draw conclusions on significant executive compensation issues and trends, reducing the potential for rapid and extreme reactions based on short-term developments and results.

•	A three-year schedule would provide investors sufficient time to evaluate the effectiveness of both short- and long-term compensation strategies and related business outcomes of the Company.

•	Stockholders have the opportunity, and have taken the opportunity, to communicate with us throughout the year on their concerns, including concerns regarding executive compensation. We will continue to offer our stockholders that opportunity. The formality of a vote on our compensation practices every year should not be necessary.

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of stockholder votes on executive compensation.

The Board of Directors unanimously recommends conducting a vote to approve the compensation of the named executive officers every three years.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2012. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total

Kenneth A. Martinek	2012	$275,750	$—	$—	$275,750
Chief Executive Officer	2011	$273,427	$—	$76,513	$349,940

Jose M. Collazo (2)	2012	$141,250	$—	$10,756	$152,006
President and Chief Operating Officer

Salvatore Randazzo	2012	$185,100	$—	$—	$185,100
Executive Vice President and Chief Financial Officer	2011	$181,868	$5,000	$6,721	$193,589

(1)	Amounts do not include perquisites which, in the aggregate, were less than $10,000 for each named executive officer. As of the date of printing of this proxy statement the Company’s ESOP allocation calculations for the year ended December 31, 2012 were not available. For Mr. Collazo, amount in 2012 consists of tuition reimbursement.
(2)	Mr. Collazo was appointed Chief Operating Officer of the Company and the Bank on April 6, 2012 and President of the Company and the Bank on January 3, 2013.

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Employment Agreements. The Company and the Bank each maintain employment agreements with Kenneth A. Martinek, Jose M. Collazo and Salvatore Randazzo. The employment agreements with the Company and the Bank for each executive, which have essentially identical terms, provide that the Company will make any payments not made by the Bank, but the executives will not receive any duplicative payments. Messrs. Martinek, Collazo and Randazzo are also referred to below as the “executives” or the “executive.”

The employment agreements with Messrs. Martinek, Collazo and Randazzo provide for three-year terms, subject to annual renewal by the Boards of Directors. In connection with a review of the executive officers’ job performance, the Board of Directors of the Bank and the Company approved the extension of the employment agreements with Mr. Martinek and Mr. Randazzo through March 25, 2016. The current term of Mr. Collazo’s employment agreement expires on May 11, 2015 if not extended or terminated in accordance with the terms of the agreement. The current base salaries under the employment agreements are $275,750 for Mr. Martinek, $170,000 for Mr. Collazo and $185,100 for Mr. Randazzo. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and fringe benefits.

Under the terms of the agreements, the executives are subject to a one year non-compete if they terminate their employment for good reason (as defined in the agreement) or if they are terminated without cause (as defined in the agreement). This non-compete provision shall not apply if the executives are terminated within one year of a change of control.

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive under their employment agreements upon retirement or termination of employment.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. Under the employment agreements, an executive who is terminated for cause will receive base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Retirement. Under the terms of the employment agreements with the executives, the executives will be entitled to their base salary earned as of the date of retirement, as well as all vested benefits under the Bank-sponsored tax-qualified retirement plans. In addition, the Bank maintains supplemental executive retirement plans for Messrs. Martinek, Collazo and Randazzo. Under the terms of the plans, upon termination of employment on or after the normal retirement age of 60 for Mr. Martinek and 65 for Messrs. Collazo and Randazzo, the executives each receive an annual retirement benefit equal to fifty percent (50%) of average base salary over the three-year period preceding termination of employment. Upon termination on or after age 60 and upon completing a minimum of 20 years of service Mr. Collazo and Mr. Randazzo may receive an early retirement benefit equal to the normal retirement benefit, reduced by .25% for each month by which Mr. Collazo’s and Mr. Randazzo’s age at termination is less than age 65. The early or normal retirement benefit is payable in equal monthly installments for the greater of the executive’s lifetime or 15 years following retirement. All unvested equity awards granted to the executives will be forfeited upon retirement.

Payments Made Upon Voluntarily Termination and Termination without Cause or for Good Reason. If the Bank and the Company terminate the executives for reasons other than cause, or if the executives terminate voluntarily under certain circumstances outlined in the employment agreements that constitute constructive termination, the executives, or their beneficiaries should they die prior to receipt of payment, each receive an amount equal to their base salary and employer contributions to benefit plans payable for the remaining term of the agreement. The Bank and the Company also agree to continue and/or pay for the executives’ life, health and dental coverage for the remaining term of the agreements. The executives will be entitled to their supplemental benefits under the supplemental executive retirement plan as described under “Payments Made Upon Retirement” depending on their age as of the termination date.

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Payments Made Upon Disability. Under the employment agreements, if the executives become disabled, the Bank and the Company agree to provide them with monthly disability pay equal to 75% of their monthly base salaries for a period ending on the earliest to occur of (1) a return to full-time employment with the Bank and the Company; (2) death; (3) attainment of age 65; or (4) the expiration of the employment agreement. The disability payments under the agreement would be reduced, however, by the amount of any short- or long-term disability benefits that would become payable to the executives under the terms of any disability insurance programs sponsored by the Bank and the Company.

In the event of termination due to disability, the executives will receive the early retirement benefit or normal retirement benefit due under the supplemental executive retirement plan if they have reached age 65 (or age 60 in the case of Mr. Martinek), respectively, prior to termination. If they have not attained early retirement age prior to termination due to disability, they will receive a benefit equal to their accrued benefit under the plan as of the date of termination.

Payments Made Upon Death. Upon the death of an executive, the executive’s employment agreement terminates and the executive’s beneficiary will receive base salary and accrued benefits through the last day of the month of death.

The supplemental executive retirement plan provides that upon the death of the executive while actively employed, they, or their beneficiary, would receive an actuarially equivalent lump sum benefit, calculated as if the executive had attained the normal retirement age prior to his death.

Payments Made Upon a Change in Control. Under the employment agreements, if an executive is involuntarily or constructively terminated within one year of a change in control (as defined in the agreements), the executive will receive a severance payment equal to three times his or her average annual compensation over the five preceding years, as well as continued life, medical and dental benefits for three years following termination of employment.

The benefits provided to the executives under the employment agreements upon a change in control are limited to avoid adverse tax consequences to the Company and the Bank under Section 280G of the Internal Revenue Code of 1986. The “280G Limit” provides that total payments and benefits to the executives that are contingent upon a change in control shall not equal or exceed in the aggregate three times the individual’s average annual taxable income over the five preceding years.

The supplemental executive retirement plan provides that upon termination in connection with a change in control Messrs. Martinek, Collazo and Randazzo, or their beneficiary, would receive an actuarially equivalent lump sum benefit, calculated as if they had attained age 60 for Mr. Martinek and age 65 for Messrs. Collazo and Randazzo prior to termination of employment.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan do not count towards the executives’ 280G Limits.

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OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals or entities are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2012.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 18, 2013. If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2014, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

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The Company’s bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting. However, if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice of stockholder nominations or proposals must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to NorthEast Community Bancorp, Inc., 325 Hamilton Avenue, White Plains, New York 10601. Communications to the Board of Directors should be in the care of Anne Stevenson-DeBlasi, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chairperson of the particular committee, with a copy to Linda M. Swan, the Chair of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 21, 2013.

The Proxy Statement and Annual Report to Stockholders are available at http://www.necommunitybank.com/proxy.asp

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

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Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anne Stevenson-DeBlasi

Anne Stevenson-DeBlasi
Corporate Secretary

White Plains, New York

April 17, 2013

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6029 ANNUAl MEETING OF STOCKHOlDERS May 21, 2013 10:00 a.m., local Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the official proxy committee of Northeast Community Bancorp, Inc. (the “Company”), consisting of Diane B. Cavanaugh, Charles A. Martinek, Salvatore Randazzo, Harry (Jeff) A. S. Read, Linda M. Swan and Kenneth H. Thomas, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2013 at 10:00 a.m., local time, at the Crowne Plaza Hotel, 66 Hale Avenue, White Plains, New York and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on this proxy card: PlEASE MARK VOTES X AS IN THIS EXAMPlE REVOCABlE PROXY NORTHEAST COMMUNITY BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). Arthur M. levine, Eugene M. Magier, Kenneth A. Martinek and John F. McKenzie INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. FOlD HERE – PlEASE DO NOT DETACH – PlEASE ACT PROMPTlY PlEASE COMPlETE, DATE, SIGN, AND MAIl THIS PROXY CARD IN THE ENClOSED POSTAGE-PAID ENVElOPE 2. The ratification of the appointment of ParenteBeard For Against Abstain LLC as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2013. 3. The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. The advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” All NOMINEES, “FOR” PROPOSAlS 2 AND 3 AND “THREE YEARS” WITH RESPECT TO PROPOSAl 4. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” all nominees, “FOR” proposals 2 and 3 and “Three Years” with respect to proposal 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. One Two Three Year Years Years Abstain For Against Abstain Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________

 Dear ESOP Participant:

On behalf of the Board of Directors of Northeast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached blue voting instruction card provided for the purpose of conveying your voting instructions to GreatBanc Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 21, 2013. Also enclosed is a Notice of 2013 Annual Meeting, Proxy Statement and 2012 Annual Report.

As a participant in the Northeast Community Bank Employee Stock Ownership Plan, as amended and restated (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 28, 2013, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 14, 2013. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, or your voting instructions are not received by May 14, 2013, the Trustee will vote your shares in a manner calculated to most accurately reflect the voting instructions it receives from other ESOP participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue voting instruction card in the postage paid envelope provided by Registrar and Transfer Company no later than May 14, 2013. Registrar and Transfer will tabulate participant voting instructions and forward them to the Trustee who will vote all of the shares held in the ESOP Trust. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Northeast Community Bank.

As an employee of Northeast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans.

Sincerely,

/s/ Kenneth A. Martinek

Kenneth A. Martinek
Chairman and
Chief Executive Officer

7521 ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2013 10:00 A.M., LOCAL TIME The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Northeast Community Bancorp, Inc. (the “Company”) credited to the undersigned’s 401(k) Plan account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2013 at 10:00 a.m., local time, at the Crown Plaza Hotel, 66 Hale Avenue, White Plains, New York and at any and all adjournments thereof, as indicated on this voting instruction card: PLEASE MARK VOTES X AS IN THIS EXAMPLE VOTING INSTRUCTION CARD NORTHEAST COMMUNITY BANCORP, INC. Date Sign above Please be sure to date and sign this voting instruction card in the box below. With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). Arthur M. Levine, Eugene M. Magier, Kenneth A. Martinek and John F. McKenzie INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE 2. The ratification of the appointment of ParenteBeard For Against Abstain LLC as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2013. 3. The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. The advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES, “FOR” PROPOSALS 2 AND 3 AND “THREE YEARS” WITH RESPECT TO PROPOSAL 4. One Two Three Year Years Years Abstain For Against Abstain Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ E S O P

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Northeast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached green voting instruction card provided for the purpose of conveying your voting instructions to Fidelity Management Trust Company (the “Trustee”) of the Northeast Community Bank 401(k) Plan (the “401(k) Plan”) on the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 21, 2013. Also enclosed is a Notice of 2013 Annual Meeting, Proxy Statement and 2012 Annual Report.

As a holder of the Company’s common stock (“Common Stock”) through the 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of Common Stock credited to your account as of March 28, 2013, the record date for the Annual Meeting. If the Trustee does not receive your voting instructions by May 14, 2013, your shares will not be voted at the Annual Meeting.

Please complete, sign and return the enclosed green voting instruction card in the postage paid envelope provided by Registrar and Transfer Company no later than May 14, 2013. Registrar and Transfer will tabulate participant voting instructions and forward them to the Trustee who will vote the shares held in the 401(k) Plan Trust as directed by participants. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Northeast Community Bank.

As an employee of Northeast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans.

Sincerely,

/s/ Kenneth A. Martinek

Kenneth A. Martinek
Chairman and
Chief Executive Officer

7520 ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2013 10:00 A.M., LOCAL TIME The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Northeast Community Bancorp, Inc. (the “Company”) credited to the undersigned’s 401(k) Plan account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2013 at 10:00 a.m., local time, at the Crown Plaza Hotel, 66 Hale Avenue, White Plains, New York and at any and all adjournments thereof, as indicated on this voting instruction card: PLEASE MARK VOTES X AS IN THIS EXAMPLE VOTING INSTRUCTION CARD NORTHEAST COMMUNITY BANCORP, INC. Date Sign above Please be sure to date and sign this voting instruction card in the box below. With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). Arthur M. Levine, Eugene M. Magier, Kenneth A. Martinek and John F. McKenzie INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE 2. The ratification of the appointment of ParenteBeard For Against Abstain LLC as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2013. 3. The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. The advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES, “FOR” PROPOSALS 2 AND 3 AND “THREE YEARS” WITH RESPECT TO PROPOSAL 4. One Two Three Year Years Years Abstain Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ 4 0 1 K P L A N For Against Abstain